EXHIBIT 10.4

Dated

Between

Wafergen Biosystems (M) Sdn Bhd

and

Wafergen Bio-Systems Inc

and

Prima Mahawangsa Sdn Bhd

and

Expedient Equity Ventures Sdn Bhd

and

Malaysian Technology Development Corporation Sdn Bhd

and

Kumpulan Modal Perdana Sdn Bhd

Deed of Adherence To the Share Subscription and Shareholders’ Agreement dated 8 May 2008 and Share Subscription Agreement dated 3 April 2009

Contents

Recitals		1

1.	Interpretation	2

2.	Adherence	2

3.	Amendment to the Shareholders’ Agreement	2

4.	Share Capital	3

5.	Amendments and Waiver	4

6.	Notices	4

7.	Costs	4

8.	Governing law	4

Execution		5

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Deed of Adherence

This Deed is made on                                                                                                           between:

(1)
Wafergen Biosystems (M) Sdn Bhd  (Company No 795066-H), a company incorporated in Malaysia with a registered address at Unit C-12-4, Megan Avenue 11, No 12, Jalan Yap Kwan Seng, 50450 Kuala Lumpur (“Company”);

and

(2)
Wafergen Bio-Systems, Inc (WGBS.OB), a Nevada USA incorporated company with a registered address and place of business at Bayside Technology Center, 46531 Fremont Blvd, Fremont, CA 94538, USA (“Wafergen US”);

and

(3)
Malaysian Technology Development Corporation Sdn Bhd (Company No 235796-U), a company incorporated in Malaysia with a registered address at Level 8-9, Menara Yayasan Tun Razak, Jalan Bukit Bintang, 55100 Kuala Lumpur (“MTDC);

and

(4)
Prima Mahawangsa Sdn Bhd (Company No. 833152-M), a company incorporated in Malaysia with a registered address at 5th Floor, Bangunan CIMB, Jalan Semantan, Damansara Heights , 50490 Kuala Lumpur (“PMSB”);

and

(5)
Expedient Equity Ventures Sdn Bhd (Company No 780509-U), a company incorporated in Malaysia with a registered address at Level 11, Menara Bank Pembangunan, 1016, Bandar Wawasan, Jalan Sultan Ismail, 50300, Kuala Lumpur (“EEV”);

and

(6)
Kumpulan Modal Perdana Sdn Bhd (Company No 547734-D), a company incorporated in Malaysia with a registered address at Level 7, Menara Milenium, Jalan Damanlela, Pusat Bandar Damansara, Damansara Heights, 50490 Kuala Lumpur (“KMP”).

(The Company, Wafergen US, MTDC, PMSB, EEV and KMP are collectively referred to as “Parties” and each as a “Party”)

Recitals

A)
Pursuant to a Share Subscription and Shareholders’ Agreement dated 8 May 2008 between the Company, Wafergen US and MTDC (“Shareholders’ Agreement”), MTDC agreed to subscribe for 888,888 redeemable convertible preference shares of RM0.01 each in the capital of the Company (“Series A RCPS”) and the Company, Wafergen US and MTDC agreed to regulate the affairs and their relationship in the Company in accordance with the Shareholders’ Agreement.

B)
Pursuant to a subscription agreement dated 3 April 2009 between the Company, Wafergen US, PMSB and EEV, (“Subscription Agreement”), PMSB and EEV agreed to subscribe for 666,666 redeemable convertible preference shares of RM0.01 each in the capital of the Company (“Series B RCPS”) pursuant to the terms and conditions of the Subscription Agreement.

Deed of Adherence

C)
Under the Shareholders’ Agreement the Parties may enter into a deed of adherence by and amongst themselves to include additional subscribers for the redeemable convertible preference shares of the Company and the Company, Wafergen US, MTDC, PMSB and EEV have entered into a deed of adherence dated 3 April 2009.

D)
Pursuant to an additional subscription agreement dated 1 July 2009 between KMP, the Company and Wafergen US (“KMP Subscription Agreement”), KMP agreed to subscribe for 188,057 Series B RCPS pursuant to the terms and conditions of the KMP Subscription Agreement.

E)
KMP has agreed to enter into this deed of adherence with the Company, Wafergen US, MTDC, PMSB and EEV and to accede to the terms and conditions of the Shareholders’ Agreement including any amendments thereto and hereinafter appearing.

F)	This Deed is conditional upon and shall only be effective against KMP upon completion of the Closing (as defined in the KMP Subscription Agreement), pursuant to the KMP Subscription Agreement.

It is agreed as follows:

1.	Interpretation

Words and/or expressions defined in the Shareholders’ Agreement, Subscription Agreement and KMP Subscription Agreement shall, unless the context otherwise indicates, have the same meanings when used in this Deed.

2.	Adherence

2.1
In consideration of KMP agreeing to enter into this Deed, the Parties agree that, with effect from the date KMP subscribes for the Series B RCPS in the Company (“KMP Effective Date”), the following shall apply:

a)
KMP undertakes to the other Parties that KMP shall be bound by and perform the obligations under the Shareholders’ Agreement as if KMP is a party to the Shareholders’ Agreement (other than clauses 2, 3, 4, 5 and 11);

b)
KMP adheres and accedes to the Shareholders’ Agreement and KMP shall be bound by the provisions of the Shareholders’ Agreement and shall be entitled to rights as if KMP is a party to the Shareholders’ Agreement (other than clauses 2, 3, 4, 5 and 11); and

c)	KMP becomes an “Investor” for the purposes of the Shareholders’ Agreement (other than clauses 2, 3, 4, 5 and 11).

3.	Amendment to the Shareholders’ Agreement

3.1	The Shareholders’ Agreement is amended as follows with effect from the date of this Deed :

Deed of Adherence

3.1.1	to insert “KMP” as a new definition in clause 1.1 of the Shareholders’ Agreement as follows:

“means Kumpulan Modal Perdana Sdn Bhd (Company No. 547734-D), a company incorporated in Malaysia with a registered address at Suite 7.01, Level 7, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur”

3.2	The Shareholders’ Agreement is amended as follows with effect from the KMP Effective Date:

3.2.1	the definition of “Investor” in clause 1.1 of the Shareholders’ Agreement is amended to include KMP; and

3.2.2	the definition of “Parties” in clause 1.1 of the Shareholders’ Agreement is amended to include KMP.

4.	Share Capital

The shares in the Company to be subscribed pursuant to and subject to the Shareholders’ Agreement, the Subscription Agreement and the KMP Subscription Agreement are as follows.

		Number of shares to be subscribed
Shareholder	Type of shares	Initial Closing/PMSB Initial Closing/ EEV Initial Closing	Subsequent Closing Closing/PMSB Subsequent Closing /EEV Subsequent Closing	Closing	Total
Existing Shareholder	Shares	300,000			300,000

MTDC	Series A RCPS	444,444	444,444		888,888

PMSB	Series B RCPS	222,222	222,222		444,444

EEV	Series B RCPS	111,111	111,111		222,222

KMP	Series B RCPS			188,057	188,057

Deed of Adherence

5.	Amendments and Waiver

5.1
Both the Existing Shareholder, MTDC, PMSB and EEV agree to execute and do and procure all other necessary persons or companies, if any, to execute and do all such further deed, issuance, acts and things as may be required to give full effect to the terms and conditions of this Deed, including but not limited to amending the Articles and assisting with the satisfaction of the conditions precedent in the KMP Subscription Agreement, where applicable.

5.2
The Existing Shareholder, MTDC, PMSB and EEV irrevocably confirm their waiver of all rights of pre-emption whatsoever that they may have in connection with the issue and conversion of the Series B RCPS to KMP pursuant to the terms of the Subscription Agreement, the Shareholders’ Agreement, the KMP Subscription Agreement and this Deed.

5.3
KMP also irrevocably confirm their waiver of all rights of pre-emption whatsoever that they may have in connection with the issue and conversion of the Series A RCPS to MTDC and the Series B RCPS to PMSB and EEV pursuant to the terms of the Shareholders’ Agreement and Subscription Agreement respectively and this Deed.

6.	Notices

For the purposes of Clause 26 of the Shareholders’ Agreement, the addresses for all notices given thereunder to KMP shall be as follows:

KMP

Level 7, Menara Milenium, Jalan Damanlela,

Pusat Bandar Damansara, Damansara Heights,

50490 Kuala Lumpur

Attn: Dato' Ramli Abbas (Chairman) / Badrul Hisham Jaafar (Assistant Vice President)

Tel:  +603 2264 5288

Fax: +603 2264 5388

7.	Costs

The Company shall bear all costs and expenses incurred in connection with the preparation, negotiation and execution of this Deed. The cost of stamping shall be borne by the Company.

8.	Governing law

This Deed shall be governed by and construed in accordance with the laws for the time being enforced in Malaysia. The Parties unconditionally submit to the non-exclusive jurisdiction of the Courts of Malaysia in connection with all matters under this Deed.

Deed of Adherence

Execution

Executed as a Deed.

Signed for and on behalf of WaferGen Bio-systems, Inc (WGBS.OB) in the presence of:
Witness	Signatory
Name:	Name:
NRIC No:	Designation:
NRIC No

Signed for and on behalf of Wafergen Biosystems (M) Sdn Bhd (Company No 795066-H) in the presence of:
Witness	Signatory
Name:	Name:
NRIC No:	Designation:
NRIC No:

Deed of Adherence

Signed for and on behalf of Malaysian Technology Development Corporation Sdn Bhd (Company No 235796-U) in the presence of:
Witness	Signatory
Name:	Name:
NRIC No:	Designation:
NRIC No:

Signed for and on behalf of Prima Mahawangsa Sdn Bhd (Company No 833152-M) in the presence of:
Witness	Signatory
Name:	Name:
NRIC No:	Designation:
NRIC No:

Deed of Adherence

Signed for and on behalf of Expedient Equity Ventures Sdn Bhd (Company No 780509-U) in the presence of:
Witness	Signatory
Name:	Name:
NRIC No:	Designation:
NRIC No:

Signed for and on behalf of Kumpulan Modal Perdana Sdn Bhd (Company No 547734-D) in the presence of:
Witness	Signatory
Name:	Name:
NRIC No:	Designation:
NRIC No: